UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 25, 2002

STRUCTURED ASSET MORTGAGE INVESTMENTS INC., MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1
(Exact name of registrant as specified in its charter)

Delaware	333-56240	13-3633241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. (c) Exhibits. (1) November 25, 2002 – Information on Distribution to Certificateholders
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

By: /s/ Joseph T. Jurkowski, Jr.
Name: Joseph T. Jurkowski, Jr.
Title: Vice President
Dated: March 27, 2003
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EXHIBIT INDEX
Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	20	November 25, 2002 – Information on Distribution to Certificateholders	6

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EXHIBIT 1

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